Investor Overview

Presented by Charles M. Piluso, CEO

Data Storage Corporation

Disclaimer: Except for historical information, the statements made herein are forward-looking statements involving significant risks and uncertainties. These risks and uncertainties, including those related to the future financial position and business strategy of Data Storage Corporation, are detailed in the Company's filings with the Securities and Exchange Commission.

Charles M. (Chuck) Piluso

- Chief Executive Officer: Data Storage Corporation, a cloud storage and cloud computing company
- Founder and Chairman of North American Telecommunications Corporation. Served as Chairman and President from 1997-2000
- Founded International Telecommunications Corporation in 1990 and grew it to $170 million in revenues in 1997, 5th Largest USA international carrier '95
- ITT Corporation and United Technologies Corporation
- Board of Governors, Saint Johns University and the Board of Trustees of Molloy College
- St. John's University: BS, MA, MBA

Management Team

Richard Rebetti Chief Operatin g Officer

- CTO for STi Prepaid, LLC, an over $300 million division of Leucadia National Corp. and COO for Telco Group Inc./STi Prepaid, Inc from 2002 to 2010.
- More than 20 years of technology and telecom experience
- Systems, Technology and implementation of corporate acquisition experience as Co-founder of North American Telecom Corp (1997-2000) and ITC (1991-1997)

Mathew Grosso EVP

- Managing Partner, VP, General Manager, Practice Manager and Sales Director for companies focused on technology consulting, systems integration and value-added product solutions.
- Over 20 year professional career started with Blue-Chip AT&T and has been balanced between Technology, Business Development, Sales and Management

Peter Briggs EVP Sales

- Founded SafeData in 2005 realizing the growing HA need for replication and data recovery solutions and experienced continual growth in both revenues and its customer base during its first five years.
- President and CEO of ADS, a company he founded and managed.
- More than 20 years experience in the IBM mid-market, he led ADS to become one of the largest distributors of AS/400 servers in the New England market.

Management Team

Joann White
Director of Technology Services

- Director, Certified Tivoli Consultant, Project Manager and IT Manager during her professional career.
- Focused on Data Protection and Recovery for the last 10 years, specializing in IBM AS/400/iSeries/System i protection.
- Holds a Bachelors of Science in Computer Information Systems from Rhode Island College as well as Implementer certifications for iTERA HA and MIMIX HA software.

Industry Trends:
Solutions and Services

Cloud Storage	• Market to pass $7.2 Billion by 2014
Cloud Computing	• Market Growth to $25.0 Billion by 2013
Infrastructure as a Service	• CAGR 52% 2010 to 2013

Data Storage Corporation

Data Storage Corporation: *Today*

✓ Provider of Hybrid Cloud solutions on a subscription basis in the USA and Canada

✓ Focused on assisting organizations with data protection and business continuity, minimizing downtime, ensure regulatory compliance and recover and restore data within client objectives.

✓ Delivering and supporting solutions for both Windows and IBM environments that assist clients in saving time and money, gain more control of and better access to data while enabling the highest level of security.

✓ Solutions: High Availability, Virtual DR, Data Vaulting, continuous data protection, data de-duplication, virtualized system recovery.

✓ Serving healthcare, banking and finance, manufacturing, education, and government by leveraging leading technologies, such as virtualization, cloud computing and cloud storage.

Data Storage Corporation: Positioning

Store, Protect, Optimize, Leverage Information

Business Continuity	Disaster Recovery	Digital Archival

Virtualization	Cloud Computing	High Availability	Green IT

Momentum

4Q '08

- Piluso Re-launches DSC
- Raised 1.5M
- Purchased Euro-Trend
- Expanded Board of Directors

2009

- Contracted with M&A Team
- Created Board of Advisors
- Formed Gov & Education Unit
- Expanded Mgmt
- Expanded Service Offering
- Established a Referral Program
- Expanded Stock option program

2010

- Awarde d NYS Vendor Status
- Enterpri se Solution s offering: Virtual Server Recover y
- Added Sales Executiv es
- Added Tech Staff
- Internet Marketin g

- Joint Venture with UTC
- Repositi oned image to Cloud Storage
- High Availabili ty Offering
- Closed deal, SafeDat a
- 300k in Prof Svc
- IBM Midrang e Offering

Data Storage Corporation

Overview

Core Competencies

- Managed IT Services
- Data Recovery Solutions
- Storage
- Virtualization
- Cloud Storage & Computing

Data Center Operations

- New York Metro
- Rhode Island
- Boston
- South Florida

Highlights

- Data Center revenue growth potential to $35.0 M
- 95% of revenue is Contractual and Recurring
- GPM over 50%

Customer Base

- Sun Bank
- The American Federation of Musicians
- The Bristal Assisted Living
- Animal Medical Center
- South Nassau Communities Hospital
- Military Car Sales

Distribution Channels

- 50+ Distribution Partners
- Expanding National Distribution Network
- Establishing JV's for customer base cross selling

Service Offerings: *The Hybrid Cloud*

Software-as-a-Service (SaaS)

- Storage
- Monitoring
- Antivirus, Spam Filtering
- Server Replication
- Hosted Exchange

Hardware

- Storage
- Server (physical & virtual)
- Laptop
- Workstation
- Maintenance Contracts
- Network Infrastructure

Professional Services

- Disaster Recovery Planning
- Business Continuity Planning
- Technology Deployment
- Managed IT Services
- Installation Support
- Technology Consulting

iaas

- Infrastructure as a Service
  - AS400
  - iSeries
  - Power HA

Managed Services

- Hosted MS Exchange
- Standby Server Replication
- Managed Networks

Data Protection

- Data Backup
- e-Discovery & e-Mail Archiving
- Snapshots & Replication
- Paper Scanning & Storage
- Virtual Tape Library

USA Statistics (US Bureau of Labor)

- 55% of unplanned outages are caused by lack of storage capacity (Strategic Research Corp)

- 20% of small to medium businesses suffer a major disaster every 5 years (Richmond House Group)

- 51% of open systems data is unnecessary, duplicate, or non-business related (Storage Networking Industry Association)

- 44% of companies that lost their records in a fire never reopened. Of the companies that did, 30% failed to survive beyond 3 years.

- Computer downtime cost U.S. businesses $4 billion dollars per year, primarily in lost revenue.

Industry Drivers

Federal Regulations

- SEC/NASD
- HIPAA
- SOX
- California SB 1386
- NYS Info Sec Act
- Gramm-Leach-Bliley Act
- CCFA Act
- COBIT

Data Breaches

- Inspections of registered public accounting firms
- Investigations & disciplinary proceedings
- Censure of the Board & other sanctions

Corporate Responsibility

- Mandatory document retention
- Assessment of internal controls
- Audit partner rotation
- Disclosures in periodic reports
- Document alteration or destruction
- Auditing, quality control

USA Regulations & Data Breaches

SEC	• Safeguard customer data
HIPPA	• Limit data access
SOX Act	• Retain e-mail
California SB 1386	• Disclose data breaches
NYS Info Sec Act	• Encrypt data
Gramm-Leach-Bliley Act of 1999	• Consumer's financial data

NAME (Location)	TYPE OF BREACH	# OF RECORDS
Harvard Law School	Lost backup tapes	21,000
University of Utah	Stolen backup tapes	1,300,000
University of Miami	Stolen backup tapes	2,100,000
University of	Stolen	8,585

Courtesy of www.privacyrights.org & www.tapeauditsolutions.com

oration

Levels of Data Protection



Synchronous remote data replication to replicated data center
Asynchronous remote data replication to hot standby
Remote virtual tape
Remote tape backup/recovery
LAN tape backup trucked offsite
Continuous Operations
Do Nothing
Recovery Strategy Costs $
3rd Wk
2nd Wk
Wks
7 ... 4
3
2
24 ... 4
3
2
1
0
Days
Hours
Minutes
Recovery Time Objective (RTO)

Data Storage Corporation

Reasons Companies Look For Our Services



Data Protection
Multiple Offices
Looking For A New Data Recovery Solution
Upgrading Current Backup System
Compliance
Complexity

Why Clients use our Services

- Information needs to be protected; client may have had a ***Server*** or ***Hard Drive failure*** resulting in ***Data Loss***
- Companies need to plan for ***business continuity***
- More companies are looking at ***Storage-as-a-service*** as a way to cut costs (and help go ***Green IT***)
- Frees up IT Staff for more ***strategic*** functions
- Heighten regulatory ***compliance*** is causing organizations to look for viable methods to manage data
- Storage-as-a-service ***reduces TCO*** and provides a higher level of ***data protection***
- ***Virtualization*** helps save $, Electricity, AC… Green IT
- ***Reduction in client start up costs to achieve a higher level***

Data Storage Corporation

Growth Strategy



Networking
Acquisitions
Direct Sales
Methods
Alternate Distribution Channels
e-Commerce

Data Storage Corporation

Strategy

Grow organically

- Growth in the IBM I Series and AIX base
- Standby Servers for DR for AS400, AIX and Windows
- Enterprise business solutions: Infrastructure as a Service (Iaas)

Continue to expand our distribution channels

- **Channel Partnerships (1099)**
- **Direct Sales**
- **Internet Marketing**

Identify synergetic acquisition targets:

- Expand solutions via acquisitions
- Expand management talent
- Purchase Sales Contracts and leverage our centers and technology

Strategic Acquisitions

Accelerate Growth



Customer Base
Management Talent
Product Extensions
Cash Flow

Reduce Cost to Increase Profit



Personn
SG&A
Faciliti
Softw
are
licensi
Storage

The Future: Cloud Computing, Storage & Virtualization Power HA

DS Storage Corporation

What's the Opportunity: 2011 - 2015

- Today DSC has a Hybrid Cloud offering providing value to our clients with excellent growth rates, specializing in our core
- DSC will invest to migrate our growing IBM Base to Power HA as clients desire to migrate to cloud computing
  - DSC, one of only a few USA companies offering solutions for the large user base of iSeries, the solutions have global potential (mid size users)
- DSC will provide Cloud Computing infrastructure for the i Series and AIX IBM user base as clients begin to view this as a viable alternative
- DSC will expand via acquisition of synergistic companies
  - Differentiators: Technical on-time Support and Price
- Build value, grow cash flow, be a leader in a significant niche that surrounds our core competencies

Cloud Matures Into Market of Substance: 2015

- ✓ In North America, forecast that enterprise cloud services re
by 177% growth from 2010 to 2015.

- ✓ Approximately 40% of the cloud services revenue in North
is from SMEs.

- ✓ The five year growth outlook remains strong, with a five yea
growth rate of 26%, over six times the rate of traditional IT
- ✓ Customer spending on IT cloud services will grow almost th
billion by 2014, accounting for 9% of customer spending

- ✓ Even at only 9% of user spending – cloud services growth
fully 25% of the industry's year-over-year growth in five maj

Data Storage Corporation

Financial Overview, Proforma & Roll Up Example

DS Storage Corporation

Disclaimer: Except for historical information, the statements made herein are forward-looking statements involving significant risks and uncertainties. These risks and uncertainties, including those related to the future financial position and business strategy of Data Storage Corporation, are detailed in the Company's filings with the Securities and Exchange Commission.

Performance: 2010 by Quarter and 1Q'11


Revenue
1000
800
600
400
200
0


Gross Profit
600
500
400
300
200
100
0


EBITDA'S
100
50
0
-50
-100
-150
-200


SG&
A
600
400
200
0

*Depreciation, stock compensation taken out for EBITDA"S

* Depreciation Taken out for gross profit

* Professional fees Staked on top of other SG&A to create graph

Data Storage Corporation

Summary Financials: For the Period Ended March 31, 2011

	1Q 2011	2010	2009
Net Revenues	872,155	2,514,340	585,285
Net Loss	280,642	1,364,872	1,045,421
Gross Margin	296,833	930,881	125,482
Gross Margin %	34.0%	37.0%	21.4%

- *Six months of reporting for Safe Data in 2010;*
- *Professional Fees non operational*

Data Storage Corporation

Data Storage Corporation: DTST

330% Revenue Growth 2009 over 2010

Solid margin opportunity for services: 95% Revenue under contract and recurring

Fast growing market with high annual growth rates: 26% CAGR 177% Growth '10 – '15

Disaster Recovery & Business Continuity VERY hot topics, issue awareness is increasing rapidly

Strong market driver for Data Protection Services

Compliance continues to be the Driver

Cloud storage, Cloud computing & Virtualization, a proven success: DSC currently in the business

Well Focused Acquisition Strategy

Data Storage Corporation

www.datastoragecorp.com

Corporate Headquarters
401 Franklin Avenue Suite 103
Garden City, NY 11530
Tel. 212.564.4922
Fax 212.202.7966

Presenter: Chuck Piluso, CEO
cpiluso@datastoragecorp.com
212.564.4922 x102

Investor Overview

Thank You

Data Storage Corporation

Disclaimer: Except for historical information, the statements made herein are forward-looking statements involving significant risks and uncertainties. These risks and uncertainties, including those related to the future financial position and business strategy of Data Storage Corporation, are detailed in the Company's filings with the Securities and Exchange Commission.